Market Rate Risk	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
Market Rate Risk
15.	MARKET RATE RISK

On August 11, 2015, the People’s Bank of China (“PBOC”) has cut the RMB’s reference rate by 1.9%, sparking the sharpest fall in the currency since the dollar peg ended a decade ago. The move by the PBOC comes amid growing signs of a deepening slowdown in the mainland economy. The PBOC said that the reference rate move was a one-time adjustment, and it will strengthen the market’s role in the fixing of the rate and promote the convergence of the onshore and offshore rates. Through 2016 the RMB continued its significant depreciation. This depreciation halted in 2017, and the RMB appreciated against the U.S. dollar during this one-year period. In 2018, the RMB exchange rate against the U.S. dollar depreciated significantly, mainly due to changes in political and economic conditions, including trade friction between China and the U.S. The exchange rates of the RMB against U.S. Dollar as of December 31, 2018 and 2017 were 6.8755 and 6.5063, respectively. With the development of the foreign exchange market and progress towards interest rate liberalization and Renminbi internationalization, the PRC government may in the future announce further changes to the exchange rate system and there is no guarantee that the RMB will not appreciate or depreciate significantly in value against the U.S. dollar in the future. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future.